Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the “Company”), does hereby certify that, to his or her knowledge:

(i)
the Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 8, 2012                                /s/ Patrick T. Manning
Patrick T. Manning
Chief Executive Officer

Dated:  August 8, 2012                                /s/ Elizabeth D. Brumley
Elizabeth D. Brumley
Chief Financial Officer